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                                  SWING LINE NOTE

$10,000,000                                         Columbia, South Carolina
                                                    October 18, 1996

For value received, KEMET CORPORATION, a Delaware corporation (the "Borrower"), promises to pay to the order of WACHOVIA BANK OF SOUTH CAROLINA, N.A. (the "Bank"), the principal sum of Ten Million and No/100 Dollars ($10,000,000), or such lesser amount as shall equal the unpaid principal amount of each Swing Line Loan made by the Bank to the Borrower pursuant to this Swing Line Note, on the Termination Date.

After the occurrence and during the continuance of an Event of Default, the outstanding principal amount of and, to the extent permitted by law, all accrued interest on, this Swing Line Note shall bear interest at the Default Rate. All such payments of principal and interest shall be made in lawful money of the United States of America in Federal or other immediately available funds at the office of Wachovia Bank of South Carolina, N.A., 1401 Main Street, Columbia, South Carolina 29226, or such other address as may be specified for such purpose by the Bank to the Borrower from time to time.

All Swing Line Loans made by the Bank pursuant to this Swing Line Note, the respective maturities thereof, the respective interest rates applicable thereto and all repayments of the principal thereof shall be recorded by the Bank and, prior to any transfer hereof, endorsed by the Bank on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Bank to make, or any error of the Bank in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder.

Certain capitalized terms used but not defined in this Swing Line Note shall have the respective meanings set forth in Section 1.01 of the Credit Agreement dated as of October 18, 1996 by and among the Borrower, Wachovia Bank of Georgia, N.A. as Agent, ABN-Amro Bank, N.V. as Co-Agent, and the Banks listed on the signature pages thereof (as the same may be amended, modified or restated from time to time, the "Credit Agreement").

As used herein (i) a "Swing Line Loan" is an advance made by the Bank to the Borrower pursuant to the terms and conditions of this Swing Line Note; and (ii) the "Swing Line Note" is this promissory note of the Borrower, evidencing the obligation of the Borrower to repay the Swing Line Loans, together with all amendments, consolidations, modifications, renewals, restatements and supplements hereto.

The Borrower also promises to pay to the order of the Bank interest on the unpaid principal amount (calculated on a daily basis) of Swing Line Loans from time to time outstanding from the date hereof until the maturity of this Swing Line Note (whether by declaration or otherwise) at a floating and fluctuating per annum rate of interest quoted by the Bank not to exceed the Base Rate in effect from time to time. The "Base Rate" shall be defined as the higher of (i) the Bank's Prime Rate minus one percent (1%) and (ii) the Federal Funds Rate plus one-half of one percent (0.5%). Accrued interest hereunder shall be payable monthly on the first day of each month until the maturity of this Swing Line Note (whether by declaration or otherwise), commencing on November 1, 1996. The "Prime Rate" means that interest rate so denominated and set by the Bank from time to time as an interest rate basis used by the Bank. The Bank lends at interest rates above and below the Prime Rate. The "Termination Date" means
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the earlier of (i) the later of (A) October 18, 2001, and (B) such later date as expressly agreed to in writing by the Bank, and (ii) the date on which all Loans outstanding under the Credit Agreement shall have been paid in full and the Commitments thereunder shall have been terminated in their entirety. Interest under this Swing Line Note shall be computed on the basis of a 365 or 366 day year (as appropriate), for the actual number of days elapsed.


When the Borrower wishes to request a Swing Line Loan, it shall give the Bank notice substantially in the form of Exhibit A attached hereto (a "Swing Line Loan Request") so as to be received no later than 11:00 A.M. (Columbia, South Carolina time) on the date of the proposed Swing Line Loan (or such other time and date as the Borrower and the Bank may agree), specifying:

(i) the proposed date of such Swing Line Loan, which shall be a Domestic Business Day (the "Borrowing Date"); and

(ii) the principal amount of such Swing Line Loan which shall be at least $25,000 (or any larger multiple of $5,000 in excess of $25,000).

Upon satisfaction of the conditions precedent set forth in the next succeeding paragraph, the Bank shall make the amount of each requested Swing Line Loan available to the Borrower on the Borrowing Date by depositing the same, in immediately available funds, in an account of such Borrower or KEMET Electronics Corporation maintained with the Bank.

The obligation of the Bank to make a Swing Line Loan upon receipt of a Swing Line Loan Request from the Borrower is subject to the satisfaction of the following conditions:

(i) the fact that, immediately before and after the borrowing of such Swing Line Loan, no Default shall have occurred and be continuing;

(ii) the fact that the representations and warranties of the Borrower contained in Article IV of the Credit Agreement shall be true in all material respects on and as of the date of the borrowing of such Swing Line Loan; and

(iii) the fact that, immediately after the borrowing of such Swing Line Loan, the aggregate outstanding principal amount of the Swing Line Loans will not exceed $10,000,000.

Each borrowing of a Swing Line Loan by the Borrower shall be deemed to be a representation and warranty by the Borrower on the date of such borrowing as to the truth and accuracy of the facts specified in clauses (i), (ii) and (iii) of the immediately preceding paragraph.

As used in this Swing Line Note, the term "Default" shall mean any condition or event which constitutes an Event of Default (as defined below) or which with the giving of notice or lapse of time or both would, unless cured or waived in writing, become an Event of Default (as defined below).

On or after the first Domestic Business Day on which neither the Borrower nor KEMET Electronics Corporation maintains a depository relationship with the Bank, the entire outstanding principal amount of all Swing Line Loans together with accrued interest thereon ( and any other amount payable under this Swing Line
Note) shall, at the option of the Bank, be prepaid by the Borrower, with such prepayment to be due and payable on the Domestic Business Day next following


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the Domestic Business Day on which the Bank exercises such option.  On and after the date such option is exercised by the Bank, the Bank shall have no obligation or commitment to make any Swing Line Loan under this Swing Line Note or otherwise.

An Event of Default under this Swing Line Note shall be deemed to have occurred if (i) the Borrower fails to pay when due any principal of any Swing Line Loan or fails to pay any interest on any Swing Line Loan within two Domestic Business Days after such interest shall become due, or fails to pay any other amount payable hereunder within five Domestic Business Days after such other amount becomes due; (ii) any representation or warranty made or deemed made by the Borrower under this Swing Line Note or in connection with the borrowing of any Swing Line Loan shall prove to have been incorrect or misleading in any material respect when made (or deemed made); or (iii) an Event of Default shall occur under the Credit Agreement. Upon the occurrence of an Event of Default under this Swing Line Note, the Bank may, by notice to the Borrower, terminate its obligation to make any Swing Line Loans and such obligation shall thereupon terminate its obligation to make Swing Line Loans and such obligation shall thereupon terminate and may, by notice to the Borrower, declare this Swing Line Note (together with accrued interest hereon) and all other amounts payable hereunder to be, and this Swing Line Note (together with all accrued interest hereon) and all other amounts payable hereunder shall thereupon become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; provided that if any Event of Default specified in clause (i) or (j) of Section 6.01 of the Credit Agreement occurs with respect to the Borrower (resulting in an Event of Default under this Swing Line Note in accordance with clause (iii) of this paragraph), without any notice to the Borrower or any other act by the Bank, the obligation of the Bank to make Swing Line Loans shall thereupon automatically terminate and this Swing Line Note (together with accrued interest hereon) and all other amounts payable hereunder shall automatically become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Notwithstanding the foregoing, the Bank shall have available to it all other remedies at law or equity.

This Swing Line Note, and all amounts due hereunder, are guaranteed pursuant to a Guaranty Agreement dated as of even date herewith executed by KEMET Electronics Corporation in favor of the Bank.

The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto.

The Borrower agrees, in the event that this Swing Line Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys' fees and expenses.

This Swing Line Note shall be construed in accordance with and governed by the laws of State of South Carolina.










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IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

                    KEMET CORPORATION    (SEAL)


                    By: /S/ J.J. Jerozal

                    Title:Chief Financial Officer

                    Address for notices:

                    2835 Kemet Way
                    Simpsonville, South Carolina  29681
                    Attention:     James J. Jerozal
                                   Chief Financial Officer

                    Address for notices to the Bank:

                    Wachovia Bank of South Carolina, N.A.
                    1401 Main Street, Suite 705
                    Columbia, South Carolina  29226
                    Attention:     Suzanne L. Morrison / Nancy B. Culler
                                   Southeast Corporate Banking


                      Swing Line Note (cont'd)
                SWING LINE LOANS AND PAYMENTS OF PRINCIPAL

                       Amount of
          Amount of    Principal   Maturity                      Notation
Date       Loan         Repaid       Date       Interest Rate     Made By
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                                                            EXHIBIT A

                              SWING LINE LOAN REQUEST

                                       [Date]

To:     Wachovia Bank of South Carolina, N.A.,

From:   KEMET Corporation

RE:     Swing Line Loan Request

Pursuant to the terms of the Swing Line Note date as of October 18, 1996 (the "Swing Line Note"), executed by KEMET Corporation (the "Borrower") and payable to the order of Wachovia Bank of South Carolina, N.A., the Borrower hereby requests the following Swing Line Loan:

Date of Swing Line Loan:                             , 19

Principal Amount of Swing Line Loan(1):     $

     Capitalized terms used herein have the respective meanings assigned to them in the Swing Line Note.


                                     KEMET CORPORATION


                                     By:
                                     Title:




















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1 Amount must be $25,000 or any multiple of $5,000 in excess of $25,000.